UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 30, 2018.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
ATTN: CHRISTINA M. ACKERMANN
2150 SAINT ELZEAR BLVD. WEST
LAVAL, QUEBEC H7L 4A8
CANADA

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 5, 2018
Date: April 30, 2018 Time: 9:00 a.m. (local time)
Location:	2150 Saint Elzear Blvd. West
Laval, Quebec H7L 4A8 Canada

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —

    How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting of Shareholders and Management Proxy Circular and Proxy Statement Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 16, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4 below.

1.	Election of Directors

	1a.	Richard U. DeSchutter

	1b.	D. Robert Hale

	1c.	Dr. Argeris (Jerry) N. Karabelas

	1d.	Sarah B. Kavanagh

	1e.	Joseph C. Papa

	1f.	John A. Paulson

	1g.	Robert N. Power

	1h.	Russel C. Robertson

	1i.	Thomas W. Ross, Sr.

	1j.	Amy B. Wechsler, M.D.

2.	The approval, in an advisory resolution, of the compensation of our Named Executive Officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables and accompanying narrative discussions contained in the Management Proxy Circular and Proxy Statement.

3.	The approval of an amendment to the Company’s 2014 Omnibus Incentive Plan to increase the number of Common Shares authorized under such plan.

4.	To appoint PricewaterhouseCoopers LLP as the auditors for the Company to hold office until the close of the 2019 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration.

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common Shares represented by this proxy in the manner set forth above.